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                                                                    EXHIBIT 21.0

                            ACME COMMUNICATIONS, INC

                                  SUBSIDIARIES


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
                                                                ORGANIZED
                         SUBSIDIARY                           UNDER LAWS OF
                         ----------                           -------------
ACME Intermediate Holdings, LLC                                Delaware
ACME Subsidiary Holdings, LLC                                  Delaware
ACME Subsidiary Holdings II, LLC                               Delaware
ACME Subsidiary Holdings III, LLC                              Delaware
ACME Subsidiary Holdings IV, LLC                               Delaware
ACME Intermediate Finance, Inc.                                Delaware
ACME Finance Corporation                                       Delaware
ACME Television, LLC                                           Delaware
ACME Television Holdings, LLC                                  Delaware
ACME Television of New Mexico, LLC                             Delaware
ACME Television Licenses of New Mexico, LLC                    Delaware
ACME Television of Oregon, LLC                                 Delaware
ACME Television Licenses of Oregon, LLC                        Delaware
ACME Television of Tennessee, LLC                              Delaware
ACME Television Licenses of Tennessee, LLC                     Delaware
ACME Television of Utah, LLC                                   Delaware
ACME Television Licenses of Utah, LLC                          Delaware
Roberts Broadcasting of Salt Lake City, LLC                    Delaware
ACME Television Holdings of Missouri, Inc.                     Missouri
ACME Television of Missouri, Inc.                              Missouri
ACME Television Licenses of Missouri, LLC                      Missouri
ACME Television of Florida, LLC                                Delaware
ACME Television Licenses of Florida, LLC                       Delaware
ACME Television of Ohio, LLC                                   Delaware
ACME Television Licenses of Ohio, LLC                          Delaware
ACME Television of Wisconsin, LLC                              Delaware
ACME Television Licenses of Wisconsin, LLC                     Delaware
ACME Television of Illinois, LLC                               Delaware
ACME Television Licenses of Illinois, LLC                      Delaware
ACME Television of Michigan, LLC                               Delaware
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